Exhibit 10.12
VIRTUAL RADIOLOGIC CORPORATION
EQUITY INCENTIVE PLAN
RESTRICTED STOCK AWARD AGREEMENT
(NON-EMPLOYEE DIRECTOR GRANTS)
Grantee:
Number of Shares:
Grant Date:
     The Grantee named above has been awarded the number of restricted shares (the “Restricted Stock”) of the common stock, par value $0.001 per share (the “Common Stock”), of Virtual Radiologic Corporation (the “Company”) as indicated above. This Agreement outlines certain terms and conditions of the award. The Restricted Stock is granted under and will be governed by terms of the Virtual Radiologic Corporation Equity Incentive Plan (the “Plan”). Capitalized terms used and not otherwise defined herein have the meanings assigned to them in the Plan.
     1. Rights as Stockholder. From and after the Grant Date, the Grantee will have all rights of a stockholder with respect to the Restricted Stock, including the right to vote shares of Restricted Stock, subject, however, to the provisions of Section 8.8 of the Plan regarding dividends payable in Shares having a record date during a Period of Restriction on any of the Restricted Stock.
     2. Restrictions; Delivery.
     (a) Until the Restricted Stock granted hereunder vests and applicable Periods of Restriction lapse in accordance with Section 3 hereof, one or more stock certificates representing the unvested portion of the Restricted Stock will be issued in the Grantee’s name, but will be held in custody by the Company or an escrow agent (which may be a brokerage firm) appointed by the Company. Alternatively, the unvested portion of the Restricted Stock may be reflected in an electronic account, with appropriate stop transfer instructions. The Grantee will not be permitted to sell, transfer, assign, give, place in trust, or otherwise dispose of or pledge, grant a security interest in, or otherwise encumber unvested shares of Restricted Stock, other than by will or the laws of descent and distribution, and any such attempted disposition or encumbrance will be void and unenforceable against the Company, provided that the Grantee may assign or transfer unvested shares of Restricted Stock in any manner consistent with the terms and conditions of the Plan.
     (b) Subject to the provisions of this award, upon the vesting of any shares of Restricted Stock and the lapse of any applicable Period of Restriction, the Company will deliver to the Grantee a certificate or certificates for the number of shares of Restricted Stock which have so vested. Alternatively, the Company may elect to deliver vested shares of Restricted Stock electronically, and if applicable, Grantee may be required by the Company to establish an account with a brokerage firm selected by the Company as a condition to receiving such shares.
     3. Vesting of Restricted Stock. The Restricted Stock will vest (and become non-forfeitable), and all Periods of Restriction shall lapse as follows [INSERT VESTING TERMS].
     4. Securities Act Registration. The Grantee is prohibited from selling vested shares of Restricted Stock other than pursuant to either (i) a registration statement on an appropriate form under the Securities Act of 1933, as amended (the “Securities Act”), which registration statement has become effective and is current with regard to the shares being sold, or (ii) if a registration statement covering the Restricted Stock is not effective at the time of issuance, a specific exemption from the registration requirements of the Securities Act that is confirmed in a favorable written opinion of counsel, in form and substance satisfactory to counsel for the Company, prior to any such sale or distribution, provided that the Company will not require opinions of counsel for transfers of shares of Restricted Stock made pursuant to Rule 144 if the Company is provided with any certificates or other evidence of compliance with Rule 144 reasonably required by it in connection with such transfer (including a copy of the relevant Form 144).
     5. Legend. Each certificate representing any unvested shares of Restricted Stock shall be endorsed with a legend in substantially the following form:
     THE SALE OR OTHER TRANSFER OF THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE, WHETHER VOLUNTARY, INVOLUNTARY, OR BY OPERATION OF LAW, IS SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER SET FORTH IN THE VIRTUAL RADIOLOGIC EQUITY INCENTIVE PLAN, IN THE RULES AND ADMINISTRATIVE PROCEDURES ESTABLISHED PURSUANT TO SUCH PLAN, AND IN A RESTRICTED STOCK AGREEMENT DATED [DATE OF GRANT]. A COPY OF THE PLAN, SUCH RULES AND PROCEDURES, AND SUCH RESTRICTED STOCK AGREEMENT MAY BE OBTAINED FROM THE SECRETARY OF VIRTUAL RADIOLOGIC CORPORATION.
     6. Miscellaneous.
     (a) Construction. This Agreement shall be construed in accordance with and shall be governed by the terms of the Plan. Grantee acknowledges receipt of a copy of the Plan and, as applicable, a Plan prospectus, prior to the execution hereof and agrees to be bound by the terms of the Plan.
     (b) Governing Law. The provisions of this Agreement, the Plan, or other documents incorporated therein, shall be governed by, interpreted, and enforced in accordance with the internal laws of the State of Delaware, without regard to the conflict of laws provisions thereof, unless and to the extent they are pre-empted by the laws of the United States of America.

VIRTUAL RADIOLOGIC CORPORATION
By:
Name:
Title:

GRANTEE:

2